UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 26, 2007

German American Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-11244	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Box 810
Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

(812) 482-1314
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the terms of the Restated Bylaws of German American Bancorp, Inc. (the "Company"), which state that no director may be elected to the Board of Directors after reaching the age of 69 years, and as previously reported in the Company's proxy statement for its 2007 annual meeting, William R. Hoffman and Chet L. Thompson retired from the Board of Directors of the Company, effective at the annual meeting of shareholders of the Company on April 26, 2007.

Item 8.01 Other Events

At the annual meeting of shareholders held April 26, 2007, the shareholders of the Company elected the three nominees who were identified in the Company's proxy statement for election at that meeting, namely, Douglas A. Bawel, J. David Lett, and Larry J. Seger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: April 30, 2007	By:	/s/ Mark A. Schroeder
Mark A. Schroeder, President and Chief Executive Officer